                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
                                       of
                         AMERICAN MEDSERVE CORPORATION
                       PURSUANT TO THE OFFER TO PURCHASE
                             DATED AUGUST 14, 1997
                                       by
                           OMNICARE ACQUISITION CORP.
                          a wholly owned subsidiary of
                                 OMNICARE, INC.

    THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON THURSDAY, SEPTEMBER 11, 1997, UNLESS THE OFFER IS EXTENDED.

                        THE DEPOSITARY FOR THE OFFER IS:

                    FIRST CHICAGO TRUST COMPANY OF NEW YORK

             By Mail:                              By Hand:                    By Overnight Delivery:
    First Chicago Trust Company           First Chicago Trust Company       First Chicago Trust Company
            of New York                           of New York                       of New York
        Tenders & Exchanges                   Tenders & Exchanges               Tenders & Exchanges
            Suite 4660                 c/o The Depository Trust Company            Suite 4680-AMC
           P.O. Box 2569                   55 Water Street, DTC TAD          14 Wall Street, 8th Floor
Jersey City, New Jersey 07303-2569      Vietnam Veterans Memorial Plaza       New York, New York 10005
                                           New York, New York 10041
              By Facsimile Transmission              To Confirm Receipt of
          (For Eligible Institutions Only):     Notice of Guaranteed Delivery:
                    (201) 222-4720                      (201) 222-4707
                          or
                    (201) 222-4721

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be completed by stockholders if certificates evidencing Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in Section 3 of the Offer to Purchase (as defined below)) is utilized, if delivery of Shares is to be made by book-entry transfer to the account of First Chicago Trust Company of New York, as Depositary, at The Depository Trust Company ("DTC") or the Philadelphia Depository Trust Company ("PDTC") (each, a "Book-Entry Transfer Facility" and, collectively, the "Book-Entry Transfer Facilities") pursuant to the book-entry transfer procedure described in Section 3 of the Offer to Purchase. As used herein, "Certificates" shall mean certificates representing Shares.

     Stockholders whose Certificates are not immediately available or who cannot deliver their Certificates and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) or who cannot complete the procedure for delivery by book-entry transfer, if applicable, on a timely basis and who wish to tender their Shares must do so pursuant to the guaranteed delivery procedure described in Section 3 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

                                     DESCRIPTION OF SHARES TENDERED
   NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
    (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)
          APPEAR(S) ON CERTIFICATES(S))                           CERTIFICATE(S) AND SHARE(S) TENDERED
                                                             (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
                                                              ------------------------------------------
                                                                        TOTAL NUMBER OF
                                                                       SHARES EVIDENCED
                                                         CERTIFICATE          BY            NUMBER OF
                                                         NUMBER(S)*     CERTIFICATE(S)* SHARES TENDERED**
                                                          ----------------------------------------------
                                                          ----------------------------------------------
                                                          ----------------------------------------------
                                                          ----------------------------------------------
                                                          ----------------------------------------------

                                                      TOTAL SHARES--------------------------------------

  * Need not be completed by stockholders delivering Shares by book-entry transfer.

 ** Unless otherwise indicated, it will be assumed that all Shares evidenced by each Certificate delivered to the Depositary are being tendered hereby. See Instruction 4.

[ ] CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE
    DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN ONE OF THE BOOK-ENTRY TRANSFER FACILITIES MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution

Check Box of Applicable Book-Entry Transfer Facility:
(check one)  [ ] DTC  [ ] PDTC

Account Number                                      Transaction Code Number

[ ] CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED
    DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY:

Name(s) of Registered Holder(s)
Window Ticket No. (if any)
Date of Execution of Notice of Guaranteed Delivery
Name of Institution which Guaranteed Delivery

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
                 PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS
                        LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby tenders to Omnicare Acquisition Corp., a Delaware corporation (the "Purchaser") and a wholly owned subsidiary of Omnicare, Inc., a Delaware corporation, the above described shares of Common Stock, par value $0.01 per share (the "Shares"), of American Medserve Corporation, a Delaware corporation (the "Company"), at the price of $18.00 per Share net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated as of August 14, 1997 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, as amended or supplemented from time to time, together constitute the "Offer"). The undersigned understands that the Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates, the right to purchase all or any portion of the Shares tendered pursuant to the Offer.

     Subject to, and effective upon, acceptance for payment of the Shares tendered herewith in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser, all right, title and interest in and to all the Shares that are being tendered hereby and all dividends, distributions (including, without limitation, distributions of additional Shares), paid or distributed in respect of such Shares on or after August 14, 1997 (collectively, "Distributions"), and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Certificates for such Shares and all Distributions, or transfer ownership of such Shares and all Distributions on the account books maintained by a Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser, (ii) present such Shares and all Distributions for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms and subject to the conditions of the Offer.

     By executing this Letter of Transmittal, the undersigned irrevocably appoints designees of the Purchaser and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the full extent of the undersigned's rights with respect to the Shares tendered by the undersigned and accepted for payment by the Purchaser (and any and all Distributions). This proxy and power of attorney shall be considered coupled with an interest in the tendered Shares. This appointment will be effective if, when, and only to the extent that, the Purchaser accepts such Shares for payment pursuant to the Offer. Upon such acceptance for payment, all prior proxies given by the undersigned with respect to such Shares will, without further action, be revoked, and no subsequent proxies may be given nor any subsequent written consent executed by the undersigned (and, if given or executed, will not be deemed to be effective) with respect thereto. The designees of the Purchaser will, with respect to the Shares (and any Distributions) for which the appointment is effective, be empowered to exercise all voting and other rights of the undersigned as they in their sole discretion may deem proper at any annual or special meeting of the stockholders of the Company or any adjournment or postponement thereof, by written consent in lieu of any such meeting or otherwise, and the Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered immediately upon the Purchaser's acceptance for payment of such Shares, the Purchaser must be able to exercise full voting rights with respect to such Shares. The powers of attorney and proxies granted hereby are irrevocable and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions, and that when such Shares are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances, and that none of such Shares and Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of the Purchaser all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby or deduct from such purchase price, the amount or value of such Distribution as determined by the Purchaser in its sole discretion.

     No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the Offer to Purchase, this tender is irrevocable.

     The undersigned understands that tenders of Shares pursuant to any of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, as well as the undersigned's representation and warranty that (a) the undersigned owns the Shares being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 14e-4"), (b) the tender of such Shares complies with Rule 14e-4, and (c) the undersigned has the full power and authority to tender and assign the Shares tendered, as specified in the Letter of Transmittal. The Purchaser's acceptance of such Shares for payment will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer, including, without limitation, the undersigned's representation and warranty that the undersigned owns the Shares being tendered.

     The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the Shares tendered hereby.

     Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please issue the check for the purchase price of all Shares purchased, and return all Certificates evidencing Shares not purchased or not tendered, in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail the check for the purchase price of all Shares purchased and all Certificates evidencing Shares not tendered or not purchased (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Shares purchased and return all Certificates evidencing Shares not purchased or not tendered in the name(s) of, and mail such check and Certificates to, the person(s) so indicated. The undersigned recognizes that the Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name of the registered holder(s) if the Purchaser does not purchase any of the Shares tendered hereby.

------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

        To be completed ONLY if the check for the purchase price of Shares purchased or Certificates evidencing Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.

   Issue:        [ ] Check        [ ] Certificate(s) to:

   Name:
   -----------------------------------------------------
                                    (PRINT)

   Address:
   --------------------------------------------------

   ------------------------------------------------------------
                                   (ZIP CODE)

   ------------------------------------------------------------
              (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                           (SEE SUBSTITUTE FORM W-9)
============================================================

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

        To be completed ONLY if the check for the purchase price of Shares purchased or Certificates evidencing Shares not tendered or not purchased are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown under either "Description of Shares Tendered."

   Mail:        [ ] Check        [ ] Certificate(s) to:

   Name:
   -----------------------------------------------------
                                    (PRINT)

   Address:
   --------------------------------------------------

   ------------------------------------------------------------
                                   (ZIP CODE)

------------------------------------------------------------

                                   IMPORTANT

                             STOCKHOLDER: SIGN HERE
           (ALSO PLEASE COMPLETE SUBSTITUTE FORM W-9 INCLUDED HEREIN)

X
--------------------------------------------------------------------------------
                         SIGNATURE(S) OF STOCKHOLDER(S)

X
--------------------------------------------------------------------------------
                         SIGNATURE(S) OF STOCKHOLDER(S)
Dated:
------------------------1997

(Must be signed by registered holder(s) exactly as name(s) appear(s) on Certificates or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.)

Name(s):
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                 (PLEASE PRINT)
Capacity (full title):
-------------------------------------------------------------------------------
Address:
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                   (ZIP CODE)
Area Code and Tel. No.:
-------------------------------------------------------------------------------
Taxpayer Identification or Social Security No.:
-------------------------------------------------------------------------------
                                       (SEE SUBSTITUTE FORM W-9 INCLUDED HEREIN)

                           GUARANTEE OF SIGNATURE(S)
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)

            FOR USE BY FINANCIAL INSTITUTIONS ONLY. PLACE MEDALLION
                            GUARANTEE IN SPACE BELOW

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. All signatures on this Letter of Transmittal must be guaranteed by a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (an "Eligible Institution"), unless (i) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of applicable security) of the Shares tendered hereby and such holder(s) has (have) completed neither the box entitled "Special Payment Instructions" nor the box entitled "Special Delivery Instructions" above or (ii) such Shares are tendered for the account of an Eligible Institution. If the Shares are registered in the name of a person other than the signer of this Letter of Transmittal, or if payment is to be made or delivered to, or Certificates evidencing unpurchased Shares are to be issued or returned to, a person other than the registered owner, then the tendered Certificates must be endorsed or accompanied by duly executed stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the Certificates, with the signatures on the Certificates or stock powers guaranteed by an Eligible Institution as provided in this Letter of Transmittal. See Instruction 5.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES. This Letter of Transmittal is to be used either if Certificates are to be forwarded herewith or if Shares are to be delivered by book-entry transfer pursuant to the procedure set forth in Section 3 of the Offer to Purchase. Certificates evidencing all physically tendered Shares, or a confirmation of a book-entry transfer into the Depositary's account at a Book-Entry Transfer Facility of all Shares delivered by book-entry transfer as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof), unless an Agent's Message is utilized, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth above prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase). If Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Holders whose Certificates are not immediately available, who cannot deliver their Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer, if applicable, on a timely basis may tender their Shares pursuant to the guaranteed delivery procedure described in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Purchaser, must be received by the Depositary prior to the Expiration Date; and
(iii) the Certificates evidencing all physically delivered Shares in proper form for transfer by delivery, or a confirmation of a book-entry transfer, if applicable, into the Depositary's account or a Book-Entry Transfer Facility of all Shares delivered by book-entry transfer, in each case together with a Letter of Transmittal (or a facsimile thereof), unless an Agent's Message is utilized, properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery. A trading day is any day on which the Nasdaq National Market is open for business.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING HOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. By execution of this Letter of Transmittal (or facsimile hereof), all tendering holders waive any right to receive any notice of the acceptance of their Shares for payment.

     3. INADEQUATE SPACE. If the space provided herein under "Description of Shares Tendered" is inadequate, the Certificate numbers, the number of Shares evidenced by such Certificates and the number of Shares tendered should be listed on a separate schedule and attached hereto.

     4. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS OF SHARES WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares evidenced by any Certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares which are to be tendered in the boxes entitled "Number of Shares Tendered." In such cases, new Certificate(s) evidencing the remainder of the Shares that were evidenced by the Certificates delivered to the Depositary herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions" above, as soon as practicable after the expiration or termination of the Offer. All Shares evidenced by Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Certificates evidencing such Shares without alteration, enlargement or any other change whatsoever.

     If any Share tendered hereby is owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any of the Shares tendered hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of Certificates or separate stock powers are required, unless payment is to be made to, or Certificates evidencing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), in which case, the Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Certificate(s). Signatures on such Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Certificate(s). Signatures on such Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of such person's authority so to act must be submitted.

     6. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 6, the Purchaser will pay all stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or Certificate(s) evidencing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares or purchased, unless evidence satisfactory to the Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES EVIDENCING THE SHARES TENDERED HEREBY.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price of any Shares tendered hereby is to be issued, or Certificate(s) evidencing Shares not tendered or not purchased are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if such check or any such Certificate is to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Shares Tendered" above, the appropriate box on this Letter of Transmittal must be completed.

     8. WAIVER OF CONDITIONS. The conditions to the Offer may be waived by the Purchaser (subject to certain limitations in the Merger Agreement (as defined in the Offer to Purchase)), in whole or in part at any time and from time to time in Purchaser's sole discretion.

     9. QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Dealer Manager or the Information Agent at their respective addresses or telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

     10. SUBSTITUTE FORM W-9. In order to avoid "backup withholding" of Federal income tax on payments of cash pursuant to the Offer, a stockholder surrendering Shares in the Offer must (a) provide the Depositary with such stockholder's correct taxpayer identification number ("TIN") on the Substitute Form W-9 provided below and (b) certify under penalty of perjury that such TIN is correct and that such stockholder is not subject to backup withholding. If a stockholder does not provide its correct TIN or fails to provide the certifications described above, the Internal Revenue Service ("IRS") may impose a penalty on such stockholder and any payment of cash to such stockholder pursuant to the Offer may be subject to backup withholding of 31%.

     Certain stockholders (including, among others, all corporations and financial institutions) are not subject to backup withholding. Such stockholders should nevertheless complete the attached Substitute Form W-9 and return it to the Depositary to avoid possible erroneous back-up withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that stockholder's exempt status. A Form W-8 may be obtained from the Depositary. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which stockholders are exempt from backup withholding.

     If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the stockholder or other payee. Backup withholding is not an additional tax. Rather the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld, provided that the required information is given to the IRS. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

     The box in Part II of the Substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN but has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part II is checked, the stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part II is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% on all payments made prior to the time a properly certified TIN is provided to the Depositary.

     The stockholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record owner of the Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     11. LOST OR DESTROYED CERTIFICATES. If any Certificates representing Shares have been lost or destroyed, the holders should promptly notify the Company's transfer agent, LaSalle National Bank, at (312) 904-2553. The holders will then be instructed as to the procedure to be followed to replace the Certificates. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Certificates have been followed.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES AND CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE (AS DEFINED IN SECTION 1 OF THE OFFER TO PURCHASE).

            ALL TENDERING STOCKHOLDERS MUST COMPLETE THE FOLLOWING:

PAYER'S NAME: FIRST CHICAGO TRUST COMPANY OF NEW YORK

--------------------------------------------------------------------------------
 SUBSTITUTE                    PART I -- PLEASE PROVIDE YOUR TIN IN THE BOX ______________________________
 FORM W-9                      AT RIGHT AND CERTIFY BY SIGNING AND DATING   Social Security Number(s)
                               BELOW.
                              --------------------------------------------- OR ___________________________
 DEPARTMENT OF THE TREASURY    Name (Please Print)_________________________
 INTERNAL REVENUE SERVICE                                                   Employer Identification Number
                               Address ____________________________________
                               City  __________ State  _______ Zip Code ________
                              ---------------------------------------------------------------------------
 PAYER'S REQUEST FOR TAXPAYER  PART II -- Awaiting TIN  [ ]
 IDENTIFICATION NUMBER
("TIN")
                             -------------------------------------------------------------------------
                              Certifications--Under the penalties of perjury, I certify that:
                              (1) The number shown on this form is my correct Taxpayer Identification
                                  Number (or I am waiting for a number to be issued to me),
                              (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding; (b) I have not been notified by the Internal Revenue
                                  Service ("IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding; and
                              (3) Any other information provided on this form is true, correct and complete.
                             -------------------------------------------------------------------------
                              Certificate Instructions -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the
                              IRS that you are no longer subject to backup withholding, do not cross out item 2.

--------------------------------------------------------------------------------

 Signature ________________________________ Date  __________  1997
--------------------------------------------------------------------------------

 NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
       WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
       PART II OF SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under the penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld until I provide this number.

_________________________________________      _________________________
               Signature                                  Date
--------------------------------------------------------------------------------

     Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal and other tender offer materials may be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers set forth below.

                    The Information Agent for the Offer is:

                             D.F. KING & CO., INC.

                                77 Water Street
                            New York, New York 10005
                         Call Toll Free (800) 697-6975

                      The Dealer Manager for the Offer is:

                       [CREDIT SUISSE FIRST BOSTON LOGO]

                             Eleven Madison Avenue
                         New York, New York 10010-3629
                         Call Toll Free (800) 881-8320

August 14, 1997